Share Rights Plan	12 Months Ended
Sep. 25, 2011
Share Rights Plan [Text Block]
10.   Share Rights Plan

In July 2010, our board of directors declared a dividend of one common share purchase right for each outstanding share of common stock held by shareholders of record as of the close of business on August 10, 2010. Under certain conditions, each right may be exercised to purchase one-tenth of a share of common stock at an exercise price of $3.00, subject to adjustment. The rights generally will become exercisable after any person or group acquires beneficial ownership of 15 percent or more of our common stock or announces a tender or exchange offer that would result in that person or group beneficially owning 15 percent or more of our common stock. If any person or group becomes a beneficial owner of 15 percent or more of our common stock, each right will entitle its holder (other than the 15 percent owner) to purchase, at an adjusted exercise price equal to ten times the previous purchase price, shares of our common stock having a market value of two times the right’s adjusted exercise price.

The rights, which do not have voting rights, expire in on August 10, 2020 and may be redeemed by us at a price of $0.001 per right, subject to adjustment, at any time prior to their expiration or a person’s or group’s acquisition of beneficial ownership of at least 15 percent of our common stock. In certain circumstances, at the option of our Board of Directors, we may exchange the rights for shares of our common stock, delay or temporarily suspend the exercisability of the rights or reduce the stock-ownership threshold of 15 percent to not less than 10 percent.

In the event that we are acquired in certain merger or other business-combination transactions, or sell 50 percent or more of our assets or earnings power, each holder of a right shall have the right to receive, at the right’s adjusted exercise price, common shares of the acquiring company having a market value of twice the right’s adjusted exercise price.